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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT






We consent to the use in this Amendment No. 1 to Registration Statement No. 333-73716 of Liquidmetal Technologies of our report dated November 15, 2001, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Tampa, Florida

April 3, 2002